                                 EXHIBIT 10.2.13

                  Lease Agreement dated February 2, 1996 by and
      between Sunstone Hotel Investors, L.P., as lessor, and Sunstone Hotel
         Properties, Inc., as lessee, for the Cypress Inn hotel located in Kent, Washington.

       The following lists the material differences between the Percentage Lease filed as Exhibit 10.2.1 to the Company's Registration Statement No. 33-84346 and the Percentage Lease identifed by the Exhibit number below and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.

                                                            Annual
Exhibit   Percentage Lease                                   Base          Percentage Rent
Number       Description                                     Rent              Formula
- -------   ----------------                                  ------         ---------------
10.2.13   Lease Agreement dated as of February 2, 1996     567,000        36% of room revenue up
          by and between Sunstone Hotel Investors, L.P.                   to $1,575,000, plus 63%
          as lessor, and Sunstone Hotel Properties, Inc.,                 of room revenue in excess
          as lessee, for the Cypress Inn Hotel located in                 of $1,575,000, plus 100%
          Kent, Washington                                                of sublease and concession
                                                                          revenue and other net
                                                                          revenues